Exhibit 10.3

EXECUTION VERSION

PNMAC GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee

and

PENNYMAC LOAN SERVICES, LLC,

as Administrator and as Servicer

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and consented to by

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder

OMNIBUS AMENDMENT NO. 1

Dated as of February 16, 2017

to the

SERIES 2016-MSRVF1 INDENTURE SUPPLEMENT

Dated as of December 19, 2016

and

SERIES 2016-MBS ADV1 INDENTURE SUPPLEMENT

Dated as of December 19, 2016

PNMAC GMSR ISSUER TRUST

MSR COLLATERALIZED Notes, SERIES 2016-MSRVF1 and Series 2016-MBSADV1

OMNIBUS AMENDMENT NO. 1 TO SERIES 2016-MSRVF1 INDENTURE SUPPLEMENT AND SERIES 2016-MBSADV1 INDENTURE SUPPLEMENT

This Omnibus Amendment No. 1 (this “Amendment”) to the Series 2016-MSRVF1 Indenture Supplement (as defined below) and Series 2016-MBSADV1 Indenture Supplement (as defined below) is dated as of February 16, 2017, by and among PNMAC GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (the “Indenture Trustee”), PENNYMAC LOAN SERVICES, LLC, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as sole noteholder of 100% of Outstanding Notes (the “Noteholder”).

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent are parties to that certain Amended and Restated Indenture, dated as of February 16, 2017 (the “Existing Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2016-MSRVF1 Indenture Supplement, dated as of December 19, 2016 (as amended, restated, supplement or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”) and that certain Series 2016-MBSADV1 Indenture Supplement, dated as of December 19, 2016 (as amended, restated, supplement or otherwise modified from time to time, the “Series 2016-MBSADV1 Indenture Supplement”, and together with the Series 2016-MSRVF1 Indenture Supplement, the “Existing Indenture Supplements”, and together with the Existing Base Indenture, the “Existing Indenture”), among the Issuer, Citibank, the Servicer, the Administrator and the Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Indenture;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and the Noteholder have agreed, subject to the terms and conditions of this Amendment, that the Existing Indenture Supplements be amended to reflect certain agreed upon revisions to the terms of the Existing Indenture Supplements;

WHEREAS, pursuant to Section 12.2 of the Existing Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment of the Existing Base Indenture, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Existing Indenture Supplements;

WHEREAS, pursuant to Section 12.2 of the Existing Base Indenture, the parties hereto may amend the Existing Indenture Supplement with the consent of each of the Noteholders of the Notes of the related Series or as otherwise specified in the Existing Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Existing Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Existing Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Existing Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, there are currently two Outstanding Series of Notes, (i) the Series 2016-MSRVF1 Note (the “Series 2016-MSRVF1 Note”), which was issued to PennyMac Loan Services, LLC (“PLS”) pursuant to the terms of Series 2016-MSRVF1 Indenture Supplement, and which was financed by CSCIB under the Series 2016-MSRVF1 Master Repurchase Agreement, dated as of December 19, 2016, by and among the Administrative Agent, CSCIB, as buyer and PLS, as seller (the “MSRVF1 Repurchase Agreement”), pursuant to which PLS sold all of rights, title and interest in the Series 2016-MSRVF1 Note to CSCIB and (ii) the Series 2016-MBSADV1 Note (the “Series 2016-MBSADV1 Note”, and together with the Series 2016-MSRVF1 Note, the “Outstanding Notes”), which was issued pursuant to that certain Series 2016-MBSADV1 Indenture Supplement;

WHEREAS, (i) pursuant to the Series 2016-MSRVF1 Indenture Supplement, with respect to the Series 2016-MSRVF1 Note, any Action provided by the Existing Base Indenture or the Series 2016-MSRVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2016-MSRVF1 Note under the MSRVF1 Repurchase Agreement and (ii) pursuant to the terms of the Note Purchase Agreement, dated as of December 19, 2016, by and among the Issuer, CSFB, as the Administrative Agent and CSCIB, as purchaser, CSCIB is the purchaser and sole noteholder of the Series 2016-MBSADV1 Note, and therefore CSCIB is the sole Noteholder the Outstanding Notes materially and adversely affected by such amendment of the Existing Indenture Supplements;

WHEREAS, pursuant to Section 9 of the Series 2016-MBSADV1 Indenture Supplement and Section 10 of the Series 2016-MSRVF1 Indenture Supplement, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the Existing Indenture Supplements pursuant to the terms and provisions of Section 12.2 of the Existing Base Indenture with the consent of the Noteholder of 100% of the Outstanding Notes; and

WHEREAS, as of the date hereof, there are no Classes or Series of Outstanding Notes rated by any Note Rating Agency.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Existing Indenture Supplements are hereby amended as follows:

Section 1.        Amendment to the Existing Indenture Supplements.

Clauses (a) and (c) of Section 7 of the Series 2016-MSRVF1 Indenture Supplement and clauses (a) and (c) of Section 6 of the Series 2016-MBSADV1 Indenture Supplement are hereby amended by deleting the references to “Administrative Agent” therein and replacing them with “Indenture Trustee”.

Section 2.        No Note Rating Agency.  As of the date hereof and prior to the execution of this Amendment, there are no Classes or Series of Outstanding Notes rated by any Note Rating Agency.

Section 3.       Waiver of Issuer Tax Opinion and Authorization Opinion.  Pursuant to Section 12.2 of the Existing Base Indenture, Section 9(a) of the Series 2016-MBSADV1 Indenture Supplement, and Section 10(a) of the Series 2016-MSRVF1 Indenture Supplement, the Noteholder hereby waives and instructs the Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.2 of the Existing Base Indenture, Section 9(a) of the Series 2016-MBSADV1 Indenture Supplement, and Section 10(a) of the Series 2016-MSRVF1 Indenture Supplement which require delivery of an Issuer Tax Opinion with respect to this Amendment. Pursuant to Section 12.3 of the Existing Base Indenture, the Noteholder hereby waives and instructs the Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.3 of the Existing Base Indenture which requires delivery of an Authorization Opinion with respect to this Amendment.

Section 4.       Conditions to Effectiveness of this Amendment.  This Amendment shall become effective on the date (the “Amendment Effective Date”) upon the execution and delivery of this Amendment by all parties hereto.

Section 5.        Consent, Acknowledgment and Waivers by 100% of the Noteholders.

By execution of this Amendment, Credit Suisse AG, Cayman Islands Branch, in its capacity as sole Noteholder of the Outstanding Notes hereby consents to this Amendment. The Noteholder certifies that it is the sole Noteholder of all the Outstanding Notes related to each Series with the right to instruct the Indenture Trustee. In addition, the Noteholder certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Indenture Supplement on behalf of the Noteholder is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution by the Noteholder of this Amendment should be considered an “Act” by Noteholders pursuant to Section 1.5 of the Existing Base Indenture, and (v) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the Amendment Effective Date.

Section 6.        Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Noteholder that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of

Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

Section 7.      Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

Section 8.        No Recourse.  It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB d/b/a Christiana Trust (“Christiana”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by Christiana but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Christiana, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Christiana has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall Christiana be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

Section 9.        Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 10.    GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.    Counterparts.  The Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 12.      Entire Agreement.  The Existing Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

Section 13.      Recitals.  The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness.  The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder.)  In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Existing Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB
d/b/a Christiana Trust, not in its individual
capacity but solely as Owner Trustee

By:	/s/ Jeffrey R. Everhart
Name: Jeffrey R. Everhart, AVP
Title:

[PNMAC GMSR ISSUER TRUST Omnibus Amendment No. 1  to Series 2016-MSRVF1 Indenture Supplement and Series 2016-MBSADV1 Indenture Supplement]

PENNYMAC LOAN SERVICES, LLC, as
Servicer and as Administrator

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

[PNMAC GMSR ISSUER TRUST Omnibus Amendment No. 1  to Series 2016-MSRVF1 Indenture Supplement and Series 2016-MBSADV1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, and
not in its individual capacity

By:	/s/ Valerie Delgado
Name: Valerie Delgado
Title: Vice President

[PNMAC GMSR ISSUER TRUST Omnibus Amendment No. 1  to Series 2016-MSRVF1 Indenture Supplement and Series 2016-MBSADV1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, as
Administrative Agent

By:	/s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Vice President

[PNMAC GMSR ISSUER TRUST Omnibus Amendment No. 1  to Series 2016-MSRVF1 Indenture Supplement and Series 2016-MBSADV1 Indenture Supplement]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as 100% Noteholder of the Series 2016-
MSRVF1 Variable Funding Note and Series 2016-
MBSADV1 Variable Funding Note

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Authorized Signatory

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Authorized Signatory

[PNMAC GMSR ISSUER TRUST Omnibus Amendment No. 1  to Series 2016-MSRVF1 Indenture Supplement and Series 2016-MBSADV1 Indenture Supplement]